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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  May 13, 1996


                                  EGGHEAD, INC.
              (Exact name of registrant as specified in its charter)

                                   Washington
                 (State or other jurisdiction of incorporation)

                                     0-16930
                            (Commission File Number)

                                   91-1296187
                        (IRS Employer Identification No.)

                   22705 East Mission, Liberty Lake, WA 99019
              (Address of principal executive offices) (Zip Code)

                                 (509) 922-7031
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Exhibit Index is at Page 5
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 13, 1996, Egghead, Inc., a Washington corporation ("Egghead"), closed the sale of its Corporate, Government, and Education ("CGE") division to Software Spectrum, Inc. ("Software Spectrum") for $45 million in cash pursuant to the terms of an asset purchase agreement, as amended (the "Purchase Agreement"). Egghead and Software Spectrum also entered into a Fulfillment Agreement and a Call Center Lease relating to the provision of certain support services by Egghead to Software Spectrum and to the lease of Egghead's facility used by the CGE Division.

     The consideration for the transaction was determined in arm's-length negotiations between Egghead and Software Spectrum.

     The Purchase Agreement, the Fulfillment Agreement, the Call Center Lease and the press release issued in connection with the closing of the sale of the CGE division are filed as exhibits to this report and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
      EXHIBITS

      (a) Financial Statements of Business Acquired

          Not applicable.

      (b) Pro Forma Financial Information

          It is impracticable to provide the pro forma financial information required by Item 7(b) at this time. Such pro forma financial information will be filed by amendment as soon as practicable.

      (c) Exhibits

      EXHIBIT NUMBER     DESCRIPTION
      --------------     -----------

          2.1* Asset Purchase Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of March 23, 1996.

          2.2 First Amendment to Asset Purchase Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of May 13, 1996.

          99.1           Press release issued by Egghead, Inc. on May 14, 1996.

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          99.2           Press release issued by Egghead, Inc. on May 15, 1996.

          99.3 Fulfillment Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of May 13, 1996.

          99.4 Call Center Lease between DJ&J Software Corporation d/b/a Egghead and Software Spectrum, Inc. dated as of May 13, 1996.
________________
*Incorporated by reference from Exhibit 2.1 filed with Egghead's report on Form 8-K dated March 23, 1996.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EGGHEAD, INC.

                                   By:  /s/  EDWARD S. WOZNIAK
                                        -------------------------------------
                                        Edward S. Wozniak
                                        Vice President and Chief Financial
                                         Officer

Dated:  May 23, 1996

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                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION
- --------------   -----------

     2.1* Asset Purchase Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of
                 March 23, 1996.

     2.2 First Amendment to Asset Purchase Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of May 13, 1996.

     99.1        Press release issued by Egghead, Inc. on May 14, 1996.

     99.2        Press release issued by Egghead, Inc. on May 15, 1996.

     99.3 Fulfillment Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of May 13, 1996.

     99.4 Call Center Lease between DJ&J Software Corporation d/b/a Egghead and Software Spectrum, Inc. dated as of May 13, 1996.
______________________
*Incorporated by reference from Exhibit 2.1 filed with Egghead's report on Form 8-K dated March 23, 1996.


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